UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 24, 2017

Safeguard Scientifics, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer ID No.)
incorporation or organization)

170 North Radnor-Chester Road
Suite 200
Radnor, PA		19087
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	610-293-0600

Not applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Safeguard Scientifics, Inc. (the “Company”) was held on May 24, 2017. As of the Record Date of March 24, 2017, there were 20,358,950 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.
Proposal I - Election of Directors
Shareholders approved the election of six directors to serve as directors for a one-year term to expire at the 2018 Annual Meeting. The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen T. Zarrilli	12,616,106	2,459,384	3,162,961
Julie A. Dobson	12,198,708	2,876,782	3,162,961
Stephen Fisher	12,778,365	2,297,125	3,162,961
George MacKenzie	12,255,676	2,819,814	3,162,961
John J. Roberts	12,200,579	2,874,911	3,162,961
Robert J. Rosenthal	12,832,355	2,243,135	3,162,961
Proposal II - Advisory Vote Concerning Executive Compensation of the Named Executive Officers
Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2017 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,368,363	2,653,666	53,461	3,162,961
Proposal III - Advisory Vote on Frequency of Future Advisory Votes Concerning Executive Compensation of the Named Executive Officers
Shareholders approved, on an advisory basis, the Company’s proposal to hold future advisory votes on executive compensation of the named executed officers annually.  In accordance with the Board of Director’s recommendation and the outcome of this advisory vote, the Company intends to hold the next advisory vote on the compensation of its named executive officers at the Company’s 2018 Annual Meeting. The voting results for this proposal are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
12,185,234	51,185	2,808,724	30,147	3,162,961

Proposal IV - Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017
Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2017 fiscal year.  The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,104,878	128,189	5,384	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated:	May 25, 2017	By:	/s/ BRIAN J. SISKO
Brian J. Sisko
Chief Operating Officer, Executive Vice President and Managing Director